UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  10 August, 2004


                            CROWN INTERNATIONAL INC.
                     ---------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         FLORIDA                           000-31915            65-0716874
-------------------------                  ---------            ----------
 (State  or  other  jurisdiction          (Commission         (IRS  Employer
     of  incorporation)                   File  Number)     Identification  No.)

         80 Richmond Street West , Suite 1604, Toronto, Ontario  M5H 2A4
         ---------------------------------------------------------------
                    (Address of principal executive offices)

                                 (416)-866-8213
                        --------------------------------
                (Registrant's Executive Office Telephone Number)



Item 1. Changes in Control of Registrant.                  Not applicable.

Item 2. Acquisition or Disposition of Assets.              Not applicable

Item 3. Bankruptcy or Receivership.                        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

Effective August 4, 2004, the Registrant retained the services of Goldstein Lewin & Co. to serve as its principal accountant. Earl M. Cohen C.P.A., P.A., the Registrant's independent public accountant for the prior two fiscal years resigned to comply with the partner rotation requirements of the Sarbanes-Oxley Act. The Audit Committee of the Board of Directors of the Registrant approved the change in certifying accountant.

During these periods, the reports of Earl M. Cohen C.P.A., P.A. on the financial statements of the Registrant did not contain any adverse opinion, or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scopes, or accounting principles. Furthermore, there were no disagreements between the Registrant and Earl M. Cohen C.P.A., P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Prior to its engagement, the Registrant had not consulted with Goldstein Lewin & Co. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that would be rendered on the Registrant's financial statements. Moreover, the Registrant did not seek, and Goldstein Lewin & Co. did not furnish, written or oral advice on any matter that the Registrant considered an important factor in reaching a decision as to an accounting, auditing or financial reporting issue.

The Registrant has requested Earl M. Cohen C.P.A., P.A. to furnish it with a letter addressed to the Securities Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter, dated August 4, 2004, is filed as Exhibit 16.1 to this Form 8-K.


Item 5.  Other Events and Regulation FD Disclosure.              Not applicable

Item 6.  Resignations of Registrant's Directors.                 Not applicable.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibit 16.1 is filed herewith

Item 8.  Change in Fiscal Year.                                  Not applicable.

Item 9.  Regulation FD Disclosure.                               Not applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a
           Provision of the Code of Ethics.                      Not applicable

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
           Plans.                                                Not applicable

Item 12. Results of Operations and Financial Conditions.         Not applicable



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CROWN INTERNATIONAL INC.

Dated:   10  August,  2004                            By:  /s/ Alan Irwin
                                                      -----------------------
                                                      Alan Irwin
                                                      President and CEO